UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2024

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of each class	Trading Symbol(s)	Name Of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust.

Item 1.01	Entry into a Material Definitive Agreement.

Support Agreement

On June 10, 2024, we entered into a Support Agreement (the Support Agreement) with certain holders of our Existing Notes (together, the Supporting Noteholders) with respect to our previously announced private exchange offers (as amended to date, the Amended Exchange Offers) to exchange our outstanding senior unsecured notes due 2025, 2026, 2027 and 2031 (such notes, collectively, are referred to as the Existing Notes) for up to an aggregate principal amount of $610,000,000 of new 9.000% Senior Secured Notes due 2029, or New Notes, and related guarantees pursuant to the terms and conditions set forth in an Offering Memorandum, dated as of May 1, 2024, as amended by our press releases dated May 20, 2024, May 23, 2024 and June 10, 2024, or the Offering Memorandum.

Pursuant to the Support Agreement, the Supporting Noteholders have agreed to tender an aggregate principal amount of approximately $432,016,000 of Existing Notes in the Amended Exchange Offers, consisting of approximately $41,546,000 of Existing Notes due 2025, $68,053,000 of Existing Notes due 2026, $142,536,000 of Existing Notes due 2027 and $179,881,000 of Existing Notes due 2031. In exchange, we will, among other things, issue 1,433,169 of our common shares of beneficial interest, $0.01 par value per share, to the Supporting Noteholders in a private placement, on or promptly after the Settlement Date (the date of issuance). The Supporting Noteholders will receive certain registration rights with respect thereto, subject to the terms and conditions in the Support Agreement.

The obligations of all parties under the Support Agreement will terminate automatically and without any further action by any party upon the earliest to occur of: (a) the mutual written consent of the Company and each of the Supporting Noteholders, (b) our public announcement of the termination of the Exchange Offers without the consummation thereof and (c) 5:00 p.m., New York City time, on June 30, 2024.

The foregoing is a summary of the material terms of the Support Agreement and does not purport to be complete, and is subject to, and qualified by, the Support Agreement in its entirety, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. We expect the issuance of common shares of beneficial interest pursuant to the Support Agreement to be exempt from registration under the Securities Act in reliance upon Section 4(a)(2) thereof.

Item 8.01	Other Events.

Amended Exchange Offer Transactions

On June 10, 2024, in connection with our entry into the Support Agreement as described in Item 1.01 above, we issued a press release announcing the extension of the expiration date of the Amended Exchange Offers.

The Amended Exchange Offers will expire at 5:00 p.m., New York City time, on June 17, 2024, unless the Amended Exchange Offers are further extended or earlier terminated by us, conditional upon the satisfaction or, if applicable, waiver of, the conditions to the Amended Exchange Offers.

The New Notes and related guarantees will not be registered under the Securities Act of 1933, as amended, or the Securities Act, or any state securities laws, and therefore will be subject to restrictions on transferability and resale. We do not intend to register any of the New Notes and related guarantees under the Securities Act or the securities laws of any other jurisdiction and are not providing registration rights.

The Offering Memorandum and other documents relating to the Amended Exchange Offers will only be distributed to holders of Existing Notes who have certified to us that they are qualified institutional buyers under Rule 144A under the Securities Act or outside the United States to non-U.S. Persons in compliance with Regulation S under the Securities Act.

The foregoing is a summary of the material terms of the Amended Exchange Offers and does not purport to be complete, and is subject to, and qualified by, the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01, and the terms of the Amended Exchange Offers set forth in the Offering Memorandum.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, the completion of the Amended Exchange Offers is conditional upon the satisfaction or, if applicable, waiver of, certain conditions to the Amended Exchange Offers, some of which are beyond our control. We cannot be sure that these conditions will be satisfied, or if we will waive such conditions; accordingly, the Amended Exchange Offers may not be consummated on the contemplated terms or timing or at all.

The information contained in our periodic reports filed with the Securities and Exchange Commission, or SEC, including under “Risk Factors,” or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

No Offer or Solicitation

None of this Current Report on Form 8-K nor the exhibits attached hereto constitutes an offer to sell, or a solicitation of an offer to buy, the New Notes and related guarantees or any other securities, nor shall there be any sale of the New Notes and related guarantees or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1 *	Support Agreement dated June 10, 2024.
99.1	Press Release dated June 10, 2024.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

* Certain schedules and exhibits omitted pursuant to Item 601(b)(10) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated:  June 10, 2024